Notes Payable	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Notes Payable
7.	Notes Payable
On April 18, 2020, the Company applied for a loan pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), as administered by the U.S. Small Business Administration (the “SBA”). The loan, in the principal amount of $156, was disbursed by Bank of the West (“Lender”) on May 7, 2020, pursuant to a Paycheck Protection Program Promissory Note and Agreement (the “Note and Agreement”).
The program was later amended by the Paycheck Protection Flexibility Act of 2020 whereby debtors were granted a minimum maturity date of the five-year anniversary of the funding date and a deferral of ten months from the end of the covered period. The PPP Loan bears interest at a fixed rate of 1.00% per annum. Monthly principal and interest payments, less the amount of any potential forgiveness (discussed below), will commence after the sixteen-month anniversary of the funding date. The Company did not provide any collateral or guarantees for the PPP Loan, nor did the Company pay any facility charge to obtain the PPP Loan. The Note and Agreement provides for customary events of default, including those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects. The Company may prepay the principal of the PPP Loan at any time without incurring any prepayment charges.
All or a portion of the PPP Loan may be forgiven by the SBA upon application to the Lender by the Company within 10 months after the last day of the covered period. The Lender will have 90 days to review borrower’s forgiveness application and the SBA will have an additional 60 days to review the Lender’s decision as to whether the borrower’s loan may be forgiven. Under the CARES Act, loan forgiveness is available for the sum of documented payroll costs, covered rent payments, and covered utilities, and certain covered mortgage interest payments during the twenty-four-week period beginning on the date of the first disbursement of the PPP Loan. For purposes of the CARES Act, payroll costs exclude compensation of an individual employee earning more than $100, prorated annually. Not more than 40% of the forgiven amount may be for non-payroll
costs. Forgiveness is reduced if full-time headcount declines, or if salaries and wages for employees with salaries of $100 or less annually are reduced by more than 25%. The Company obtained forgiveness of the PPP Loan on May 11, 2021.
On August 10, 2020, the Company entered into an agreement with Alliant Insurance Services, Inc. to finance its 2020 to 2021 insurance premiums with First Insurance Funding Corp. in the amount of $39. The interest rate on the note payable is 4.20% and the note is payable with a down payment at borrowing of $6 and nine equal monthly instalment payments beginning in September 2020. The outstanding balance as of December 31, 2020 was $19. The note was paid off in 2021.
On October 28, 2021, the Company entered into a Revolving Line of Credit Note with Tethered LLC (“Tethered”) providing the Company with a $250 thousand
revolving line of credit (the “Line of Credit”). The Line of Credit allows the Company to request advances thereunder until December 3, 2022 (the “Maturity Date”). Advances drawn under the Line of Credit bear interest at an annual rate of 6.0%, and each advance will be payable on the Maturity Date with the interest on outstanding advances payable monthly. The Company may, at its option, prepay any borrowings under the Line of Credit, in whole or in part at any time prior to the Maturity Date, without premium or penalty. The Company has not drawn down on the Line of Credit as of December 31, 2021.